                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  June 25, 1998
                                                             -------------

                         METRO ONE TELECOMMUNICATIONS, INC.

               (Exact name of registrant as specified in its charter)



           Oregon                       0-27024                  93-0995165
           ------                       -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


     8405 SW Nimbus Avenue, Beaverton, Oregon                 97008
     ----------------------------------------                 -----
     (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code:   (503) 643-9500
                                                               --------------

Item 5.        OTHER EVENTS.



     On June 25, 1998, the Company announced that its contract with BellSouth Cellular and portions of its contract with Ameritech Cellular are not expected to be renewed when they conclude this year. The company also announced that revenues in its second quarter ending June 30, 1998 are expected to be greater than current investor expectations. Second quarter revenues are currently expected to be in the range of $10.7 to $10.9 million, nearly double 1997 second quarter revenues of $5.5 million. Reference is made to the press release filed as Exhibit 99 hereto.

                                      SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        METRO ONE TELECOMMUNICATIONS, INC.
                                        ----------------------------------
                                        (Registrant)


Date:  June 30, 1998



                                        By:/s/  Stebbins B. Chandor, Jr.
                                           -----------------------------
                                        Stebbins B. Chandor, Jr.
                                        Senior Vice President
                                        Chief Financial Officer

                                   EXHIBIT INDEX


The following Exhibits are hereby filed as part of this Current Report on Form 8-K:


Exhibit
Number    Description
------    -----------
99        Press Release, dated June 25, 1998